Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of, Liberty Capital Asset Management, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Barron, Chief Executive Officer and Lee Shorey, Chief Financial Officer hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 16, 2009

By: /s/ Michael A. Barron
       Michael A. Barron
       Chief Executive Officer

By: /s/ Lee Shorey
       Lee Shorey
       Chief Financial Officer

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